Exhibit 99.2 Capgemini and WNS Creating a leader in Intelligent Operations July 07, 2025

Disclaimers This presentation (together with any oral or supplemental information provided in connection therewith, this “Presentation”) is being delivered by or on behalf of Capgemini SE (“Capgemini” or the “Company”) in connection with Capgemini’s proposed acquisition of WNS (Holdings) Limited (“WNS”) (the “Transaction”). This disclaimer applies to this document and the verbal or written comments of any person presenting it. This Presentation is based on information provided by or on behalf of the Company and other sources. Any estimates and projections contained herein have been prepared or adopted by the management of the Company, obtained from public sources or are based upon such estimates and projections, and involve numerous and significant subjective determinations, and there is no assurance that such estimates and projections will be realized. Neither Citigroup (“Citi”), its affiliates nor any of their respective directors, officers, employees or agents, nor the Company take responsibility for such estimates and projections, or the basis on which they were prepared nor gives any representation or warranty, express or implied, as to: (i) the achievement or reasonableness of future projections, management targets, estimates, prospects or returns contained in this Presentation, if any; or (ii) the accuracy or completeness of such information contained in this Presentation, any oral information provided in connection therewith or any data that either generates. Nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. This Presentation was not prepared for use by readers not as familiar with the Company, and accordingly, neither the Company nor Citi nor their respective legal or financial advisors or accountants takes any responsibility for this Presentation if used by persons other than the Company’s shareholders. This Presentation is based upon information available to the Company and Citi, and financial, stock market and other conditions and circumstances existing as of the date hereof. Neither the Company nor Citi have any obligation to update or otherwise revise or reaffirm this Presentation based on circumstances, developments or events occurring after the date hereof. Nothing contained herein shall be construed as legal, tax or accounting advice. The scope of the financial analysis contained herein is based on discussion with the Company (including, without limitation, regarding the methodologies to be utilized), and neither the Company nor Citi makes any representation, express or implied, as to the sufficiency or adequacy of such financial analysis or the scope thereof for any particular purpose. 7 July 2025 © Capgemini 2025. All rights reserved | 2

Important notice This presentation is for information purposes only and is not intended to and does not constitute or form part of, an offer, invitation or the solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities or the solicitation of any vote or approval in any jurisdiction in contravention of applicable law. In connection with the Transaction, WNS will provide to its shareholders and file with the U.S. Securities and Exchange Commission (the “SEC”) a circular relating to the Transaction (the “scheme document”) and may also file other documents with the SEC. The scheme document will contain the full terms and conditions of the Transaction, including details with respect to the WNS shareholder vote in respect of the Transaction and will be sent or otherwise disseminated to WNS’ shareholders and will contain important information about the Transaction and related matters. Any decision in respect of, or other response to, the Transaction should be made only on the basis of the information contained in the scheme document. SHAREHOLDERS OF WNS ARE ADVISED TO READ THE SCHEME DOCUMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. The scheme document and other relevant documents may be obtained, free of charge, on the SEC’s website (http://www.sec.gov), when available. WNS’ shareholders may obtain free copies of the scheme document once it is available from WNS by going to WNS’ website at https://www.wns.com. Participants in the Solicitation Capgemini, WNS and certain of their respective directors and officers may be deemed participants in the solicitation of proxies of WNS’ shareholders in connection with the Transaction. Additional information regarding the foregoing persons, including their direct and indirect interests, by security holdings or otherwise, will be set forth in the scheme document and other relevant documents to be filed with the SEC. WNS’ shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of WNS in WNS’ periodic reports filed with the SEC available on WNS’ website at https://www.wns.com, and regarding the directors and officers of Capgemini in Capgemini’s most recent Universal Registration Document (Documentd’EnregistrementUniversel) available on Capgemini’s website (https://www.capgemini.com/us-en/). 7 July 2025 © Capgemini 2025. All rights reserved | 3

Forward-looking statements Certain information in this Presentation, as well as oral statements made regarding the Transaction, and other information published by WNS, Capgemini or any member of the Capgemini Group contain statements which are, or may be deemed to be “forward-looking statements”. The words “anticipates”, “expects”, “believes”, “intends, “estimates”, “plans”, “projects”, “may”, “would”, “will”, “should”, “continue”, or the negative of these terms and similar expressions are intended to identify forward-looking statements. Such forward looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and on numerous assumptions regarding the business strategies and the environment in which Capgemini, any member of the Capgemini Group, including WNS and its subsidiaries following the Transaction (“Post-Transaction Group”) shall operate in the future and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by those statements. The forward looking statements contained in this Presentation relate to Capgemini, any member of the Capgemini Group or the Post-Transaction Group’s future prospects, developments and business strategies, the expected timing and scope of the Transaction and other statements other than historical facts. For a discussion of some of the risks and important factors that could affect such forward-looking statements, please refer, without limitations, to the risks identified in Capgemini’s most recent Universal Registration Document (Documentd’Enregistrement Universel) available on Capgemini’s website (https://www.capgemini.com/us-en/). Factors which could have a material adverse effect on the Company’s operations and future prospects include, but are not limited to, the following risks relating to the Transaction, including in respect of the satisfaction of closing conditions to the Transaction on a timely basis or at all, including the ability to obtain required regulatory approvals and the required scheme shareholder approval; unanticipated difficulties and/or expenditures relating to the Transaction and any related financing; uncertainties as to the timing of the Transaction; litigation relating to, or other challenges to, the Transaction; the impact of the Transaction on each company’s business operations (including the threatened or actual loss of employees, clients or suppliers); the inability to obtain, or delays in obtaining cost savings and synergies from the Transaction; incurrence of unexpected costs and expenses in connection with the Transaction; risks related to changes in the financial, equity and debt markets; and risks related to political, economic and market conditions. In addition, the risks to which WNS’ business is subject, including those risks described in WNS’ periodic reports filed with the SEC, could adversely affect the Transaction and, following the completion of the Transaction, the Company’s operations and future prospects. New risks and uncertainties emerge from time to time, and it is not possible for Capgemini and WNS to predict or assess the impact of every factor that may cause actual results to differ from those contained in any forward-looking statements. Specifically, statements of estimated cost savings and synergies relate to future actions and circumstances which, by their nature involve, risks, uncertainties and contingencies. As a result, the cost savings and synergies referred to may not be achieved, may be achieved later or sooner than estimated, or those achieved could be materially different from those estimated. Due to the scale of the Post-Transaction Group, there may be additional changes to the Post-Transaction Group’s operations. As a result, and given the fact that the changes relate to the future, the resulting cost synergies may be materially greater or less than those estimated. Forward-looking statements contained herein are only based upon currently available information and speak only as of the date of this Presentation, and Capgemini expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Capgemini’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. Past performance is not a reliable indicator of future results and should not be relied upon for any reason. The anticipated financial impact of the acquisition of WNS and any references to future financial performance should not be viewed as management guidance. Actual results may differ from the statements set forth herein and such differences may be material. 7 July 2025 © Capgemini 2025. All rights reserved | 4

Transaction rationale ▪ The largest opportunity for global organizations to create value with Gen AI and Agentic AI lies in the fundamental transformation of their operations and business processes. It will attract a significant share of their AI investments as they seek to become AI-powered companies to lead their market Creation of a ▪ This is creating demand for a new type of business process services: Intelligent Operations. It addresses clients’ goal leader in of efficiency, speed and agility through process hyper-automation, while significantly improving business outcomes by Intelligent combining data, AI and digital Operations ▪ Intelligent Operations answers these business needs, providing a consulting-led approach to transform and operate horizontal and vertical business processes leveraging Gen AI and Agentic AI ▪ Strengthen Capgemini as a business and transformation partner ▪ Seize the opportunity in the fast-growing, high-value Intelligent Operations market Strategic ▪ Leverage the full scope of Capgemini’s capabilities and its investments in Data, Gen AI and Agentic AI opportunity ▪ Reinforce Capgemini in a high-growth, resilient market Accretive to the top and bottom lines (1) ▪ 2026: 4% normalized EPS accretion pre-synergies ▪ 2027: 7% normalized EPS accretion post-synergies Value creation Revenue and cost synergies ▪ Annual run-rate revenue synergies €100-140m to be achieved by the end of 2027 ▪ Annual run-rate cost synergies €50-70m to be achieved by the end of 2027 ▪ Strong cultural fit and common values that will enable a smooth integration Straightforward integration▪ Straightforward integration into Capgemini’s Global Business Services activities 1) Normalized net profit is equal to profit for the year (Group share) adjusted for the impact of items recognized in “Other operating income and expense”, net 7 July 2025 of tax calculated using the effective tax rate. Normalized earnings per share is computed like basic earnings per share, i.e., excluding dilution. © Capgemini 2025. All rights reserved | 5

Transaction highlights ▪ The contemplated transaction will be implemented by way of a Court-sanctioned scheme of arrangement under the laws of Jersey ▪ Cash consideration of $76.50 per share representing a premium of 1 ▪ 28% over WNS’ last 90-day VWAP 1 ▪ 27% over WNS’ last 30-day VWAP Key transaction rd ▪ 17% over WNS’ closing share price as of July 3 , 2025 terms 2 ▪ Total cash consideration will amount to $3.3 billion, excluding WNS’ net financial debt ▪ The transaction has been unanimously approved by both Capgemini’s and WNS’ Boards of Directors ▪ The transaction is subject to approval by the Royal Court of Jersey and WNS’ shareholders, as well as to receipt of customary regulatory approvals and other conditions ▪ The closing of the transaction is expected to occur by the end of 2025 ▪ Capgemini has secured bridge financing of €4.0 billion covering the purchase of securities ($3.3 billion), as well as the gross debt and similar obligations of around $0.4 billion and the €0.8bn Capgemini bond redeemed in June 2025 Financing ▪ The Group plans to refinance the bridge with available cash for around €1.0 billion and the balance by debt issuance 1) Volume Weighted Average Price up to the last closing share price, as of July 3rd, 2025 7 July 2025 2) Net financial debt of WNS was negligible as at March 31, 2025 © Capgemini 2025. All rights reserved | 6

Enterprises are increasing their investments in Gen AI 81% >50% 71% of firms say that Gen AI is of Gen AI models deployed of service companies CEOs going to transform their by 2027 will be tailored to believe Gen AI will change To become AI-powered industry specific industries or the way their company functions creates, delivers and businesses, enterprises Capgemini captures value Research in the next 3 years Institute will focus a significant share of their AI investments A significant part of this investment will be focused on transforming to transform business functions and processes business processes 1 Leading firms AI investments will be focused on INVENT DEPLOY RESHAPE with Gen AI & Agentic AI Company-level innovation Individual- Process-level productivity core to the business, including productivity aimed at reshaping critical business transformation focused functions 18% 42% 40% 1) Leading firms are the companies that demonstrate higher ROI on AI investments than average of respondents (~2.1x higher ROI) 7 July 2025 Source: HBR, BCG AI Radar, PWC Business Process Outsourcing, Forrester Insight-Driven BPO Service Providers © © Ca Capg pge em mi in ni i 2 20 02 25 5. . A All ll r ri ig ght hts s r re ese ser rve ved d | | 7 7

Capgemini is thriving in the AI/Gen AI wave, successfully supporting client adoption with over €900 million in Gen AI bookings in 2024 With the advent of Agentic AI, Business Process Services is the next growth Capgemini brings AI ambition to a vast array of industries, businesses, and customer experience opportunity capabilities. It excels in the strategic areas of vision, innovation, and delivers on change management The Forrester Wave: AI Services 7 July 2025 © Capgemini 2025. All rights reserved | 8

Agentic AI creates a new paradigm in the Business Process Services (BPS) market and significant strategic value for clients Labor-driven Consulting-led & Tech-driven Efficiency focus Focus on end-to-end value Commitment on costs Commitment on business outcomes Intelligent Operations Agentic AI-enabled and outcome- Digital BPS based transformation Efficiency play from Digital platforms ▪ End-to-end business process redesign Traditional BPS & Automation Transactional cost arbitrage and ▪ Leverage AI, Gen AI, agentic AI tools and ▪ Efficiency gains from automation and Standardization hyper-automation at scale digital platforms ▪ Transaction-based & outcome-based ▪ Outsourcing & Offshoring labor cost ▪ Introduction of non-FTE based pricing pricing arbitrage ▪ FTE-based pricing 7 July 2025 © Capgemini 2025. All rights reserved | 9

Intelligent Operations require a comprehensive set of Business & Technology transformative capabilities Transform through Gen AI Build & Run Agentic Operations Business Process Mapping Automate processes with RPA/bots Eliminate, standardize, optimize Hyper-automate variable processes with Intelligent processes AI agents Operations Processes digital twin creation Augment Humans with Gen AI assistants End-to-end Business Process Maintain, orchestrate, monitor Transformation Ready-to-use data Data, AI agents, Gen AI & bots AI / Human hybrid organization & Gen AI Human operations change management Data Foundations Data governance, management, platform Digital platform Digital solution, security, privacy 7 July 2025 © Capgemini 2025. All rights reserved | 10

Gaining scale in Digital BPS and industry knowledge to lead in Intelligent Operations is the strategic value of this transaction 7 July 2025 © Capgemini 2025. All rights reserved | 11

FY 2025 WNS | An at-scale leader in Digital Business st Ending March 31 Process Services A scale player delivering strong value (2) Revenue o/w non-FTE-based Strong Business Process and Industry Expertise 24% $1.3bn Vertical Industry Expertise Horizontal (3) Operating Margin Headcount driving 41% of revenues Domain Expertise 18.7% 65k Data & Analytics 92% of revenues outside of Continental Europe Solutions & Platforms (1) driving 13% of revenues North America - 47% UK - 26% Continental Europe - 8% Large blue chip client portfolio A recognized market leader Rest of World - 19% Diversified sector mix Financial Services & Ins. - 37% Travel & Leisure - 13% Healthcare - 12% Shipping, Logistics & Prof. Services - 16% Utilities - 8% (4) All financial data for fiscal year 2025 – ending 31 March, based on WNS quarterly filings. Clients names based on public domain information. Others - 14% 1) Solely accounts for the standalone Data & Analytics revenue, excluding embedded Data & Analytics embedded in the rest of the offer portfolio 2) Revenue represents revenue less repair payments and the breakdown is based on clients’ locations. 3) “Adjusted operating profit” restated to expense amortization of intangible assets (software) above operating margin to conform to Capgemini’s definition 7 July 2025 © © Ca Capg pge em mi in ni i 2 20 02 25 5. . A All ll r ri ig ght hts s r re ese ser rve ved d | | 12 12 4) Includes Retail, CPG, Manufacturing, Media and Entertainment and Telecom

Strong Industry Expertise, packaged into outcome-based platforms WNS reinforces industry and Strong presence in 4 key verticals with industry-specific platforms process knowledge through platform data analysis Revenues sector mix Proprietary platforms & solutions st FY 2025 - Ending March 31 Subrogation-as-a-Service Industry- End-to-end solution for auto and property claims Financial Services 37% & Insurance specific IP TravelBuddy Gen AI powered platform to automate corporate travel Travel & Leisure 13% Vertical Data & AI Claims Trac Healthcare 12% platform insights BPaaS offering for healthcare claims processing delivery Shipping, Logitics 16% & Prof. Services Malkom.AI Utilities 8% GenAI embedded E2E freight automation platform 1 Others 14% Client value unlock All financial data for fiscal year 2025 – ending 31 March, based on WNS quarterly filings 7 July 2025 1) Includes Retail, CPG, Manufacturing, Media and Entertainment and Telecom. © © Ca Capg pge em mi in ni i 2 20 02 25 5. . A All ll r ri ig ght hts s r re ese ser rve ved d | | 13 13

Value unlocked from Year 1 st WNS standalone – FY 2025 ending March 31 ð Leverage Capgemini extended services 24% +9% of non-FTE-based revenue offering with WNS clients 2023-2025 ✓ Subscription-based Average annual revenue ✓ Transaction-based (1) growth at c.c. ✓ Outcome-based ð Leverage WNS digital and industry-specific BPS credentials to Capgemini wider client base +7% to +11% 18.7% ð Scale player with global presence FY2026 Revenue growth (2) FY2025 Operating Margin guidance ð Attractive combination of horizontal and ðLong term recurring contracts sector expertise ðLimited discretionary work Immediate Immediate accretion to Capgemini cross-selling opportunities growth and operating margin 1) Fiscal year end March 31, 2023 to fiscal year end March 31, 2025 average annual revenue growth at constant currency. Revenue represents revenue less repair payments. 7 July 2025 © © Ca Capg pge em mi in ni i 2 20 02 25 5. . A All ll r ri ig ght hts s r re ese ser rve ved d | | 14 14 2) WNS “Adjusted operating profit” restated to expense amortization of intangible assets (software) above operating margin to conform to Capgemini’s definition.

A unique combination to serve our ambition to become a leading AI-powered Business & Technology transformation partner Unique set of capabilities enabling E2E Business Process Transformation coverage Data & AI expertise and platforms Strategy & Transformation Sector expertise • Investments in innovation and talents • Business transformation consulting • Vertical-specific knowledge and platforms, • Strategic business and technology partner including Banking & Insurance, Travel, • Ecosystem of strategic partners • CxO advisory Healthcare and CPG • Industry-specific approach • Change management • Focused-investments on 10 industry verticals • RPA, AI/ML, Gen AI, Agentic AI • Data management Horizontal processes expertise Delivery network capabilities • Governance and security • Scale and expertise • Finance & Accounting • Geographically diversified • Procurement & Supply Chain • Human Resources • Marketing • Research & Analytics 7 July 2025 © Capgemini 2025. All rights reserved | 15

CY2024 Combined view (1) Combination CY 2024 €22.1bn €23.3bn Revenues €1.2bn Business Process Services €0.7bn €1.9bn Operating (2) €2,934m €3,160m €226m Margin 13.3% 18.5% % of Revenue 13.6% Free Cash €2.0bn €0.1bn €2.1bn Flow 1) Capgemini and WNS financials are based on respective accounting standards (i.e. IFRS for Capgemini, US GAAP for WNS). All financial data for calendar year 2024, 7 July 2025 based on quarterly filings converted from USD to EUR at spot rate of 0.963 as of December 31, 2024. © © Ca Capg pge em mi in ni i 2 20 02 25 5. . A All ll r ri ig ght hts s r re ese ser rve ved d | | 16 16 2) WNS “adjusted operating profit” restated to expense amortization of intangible assets (software) above operating margin to conform to Capgemini’s definition.

CY 2024 Combined view (1) Revenue by Geography Revenue by Sector Manufacturing 6% 9% 8% North America 25% Financial Services 29% Public Sector 11% UK €23.3 €23.3 Consumer Goods & Retail billion billion Continental Europe TMT 13% 22% 49% 13% Energy & Utilities Rest of the World 15% Services Revenue by Business Headcount 5% 9% North America Strategy & Transformation 32% 405,000 30% €23.3 Europe Applications & Technology billion o/w 63% 65% offshore Rest of the World Operations & Engineering 59% (Including c.8% of Business Process Services) 1) WNS’ revenue by Capgemini sector taxonomy is estimated based on public data. 7 July 2025 © Capgemini 2025. All rights reserved | 17

Value creation Costs and operating model Revenue synergies synergies 4% accretion in 2026 Annual run-rate Annual run-rate before synergies revenue synergies cost synergies (1) on normalized EPS €50-70m €100-140m to be achieved to be achieved by the end of 2027 by the end of 2027 ð SG&A, procurement leverage and ð Cross-selling opportunities 7% accretion in 2027 facilities consolidation ð Acceleration of Capgemini U.S. ð Deeper automation and focus on Business Services revenue post-synergies operational efficiency ð Development of innovative on normalized EPS industry-specific capabilities ð New clients 1) Normalized net profit is equal to profit for the year (Group share) adjusted for the impact of items recognized in “Other operating income and expense”, net 7 July 2025 of tax calculated using the effective tax rate. Normalized earnings per share is computed like basic earnings per share, i.e., excluding dilution. © © Ca Capg pge em mi in ni i 2 20 02 25 5. . A All ll r ri ig ght hts s r re ese ser rve ved d | | 18 18

Indicative timeline Q3 2025 Q4 2025 Closing of the transaction is expected to occur by the end of the year Court Directions Sanction Hearings Hearings 7 July Publication WNS’ Scheme Transaction of Scheme shareholders Effective Announcement Circular meeting Date (Closing) At least 21 clear days Regulatory and antitrust approval processes – around 4 to 6 months 7 July 2025 © Capgemini 2025. All rights reserved | 19

Summary Unique combination of capabilities to create a leader in Intelligent Operations and capture the strategic 1 opportunity of client end-to-end business process transformation enabled by Gen AI and agentic AI Strengthens Capgemini presence in Digital Business Process Services (BPS), which is accretive to the 2 Group growth, operating margin and resilience, with immediate cross-selling opportunities Friendly transaction unanimously approved by the Board of Directors of both companies 3 Straightforward integration in Capgemini’s Business Services and benefiting from a strong cultural fit 4 Immediate and strategic value creation 5 7 July 2025 © Capgemini 2025. All rights reserved | 20

Q&A

Appendix 7 July 2025 © Capgemini 2025. All rights reserved | 22

CY 2024 Combined Group CY 2024 9% 9% 18% North America North America 28% 29% UK UK 8% Revenue by 47% Continental Europe Continental Europe Geography 12% 49% 13% 51% Rest of the World Rest of the World 27% 9% 9% 29% Strategy & Transformation Strategy & Transformation 32% Revenue by Applications & Technology Applications & Technology Business Operations & Engineering Operations & Engineering 59% 62% 100% 2% 2% 5% 5% North America North America 30% 35% Europe Europe Headcount 60% 65% Rest of the World Rest of the World 96% 1) Revenue by Capgemini sector taxonomy is estimated based on public data. 7 July 2025 © © Ca Capg pge em mi in ni i 2 20 02 25 5. . A All ll r ri ig ght hts s r re ese ser rve ved d | | 23 23

Biraud, Vincent Massoni, Patrick About Capgemini Head of Investor Relations Senior Manager, Investor Relations Capgemini is a global business and technology transformation partner, helping organizations to +33 1 4754 5087 +33 1 4754 5141 vincent.biraud@capgemini.com patrick.massoni@capgemini.com accelerate their dual transition to a digital and sustainable world, while creating tangible impact for vincent.biraud@capgemini.com patrick.massoni@capgemini.com enterprises and society. It is a responsible and diverse group of 340,000 team members in more than 50 countries. With its strong over 55-year heritage, Capgemini is trusted by its clients to unlock the value of technology to address the entire breadth of their business needs. It delivers end-to-end services and solutions leveraging strengths from strategy and design to engineering, all fueled by its market leading capabilities in AI, generative AI, cloud and data, combined with its deep industry expertise and partner ecosystem. The Group reported 2024 global revenues of €22.1 billion. Kubiak, Clément Senior Manager, Investor Relations +33 1 4754 5155 Get The Future You Want | www.capgemini.com clement.kubiak@capgemini.com clement.kubiak@capgemini.com D:\My Work\Template\Icons\Social D:\My Work\Template\Icons\Social D:\My Work\Template\Icons\Social D:\My Work\Template\Icons\Social D:\My Work\Template\Icons\Social Media\Facebook.png Media\LinkedIN.png Media\SlideShare.png Media\Twitter.png Media\YouTube.png Copyright © 2025 Capgemini. All rights reserved.